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                                    EXHIBIT A



                             JOINT FILING AGREEMENT


         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Hain Food Group, Inc. dated as of March 31, 2000 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:  March 31, 2000                  WHITE ROCK CAPITAL PARTNERS, L.P.

                                       By:   White Rock Capital Management, L.P.
                                             Its General Partner

                                             By:      White Rock Capital, Inc.
                                                      Its General Partner

                                                      By:   /S/ PAULA STOREY
                                                            --------------------
                                                            Paula Storey
                                                            Attorney-in-Fact

Date:  March 31, 2000                  WHITE ROCK CAPITAL MANAGEMENT, L.P.

                                       By:   White Rock Capital, Inc.
                                             Its General Partner

                                             By:      /S/ PAULA STOREY
                                                      --------------------------
                                                      Paula Storey
                                                      Attorney-in-Fact

Date:  March 31, 2000                  WHITE ROCK CAPITAL, INC.


                                       By:      /S/ PAULA STOREY
                                                --------------------------------
                                                Paula Storey
                                                Attorney-in-Fact


Date:  March 31, 2000                  THOMAS U. BARTON


                                       By:      /S/ PAULA STOREY
                                                --------------------------------
                                                Paula Storey
                                                Attorney-in-Fact

Date:  March 31, 2000                  JOSEPH U. BARTON


                                       By:      /S/ PAULA STOREY
                                                --------------------------------
                                                Paula Storey
                                                Attorney-in-Fact